B E R M U D A I R E L A N D U N I T E D S T A T E S L L O Y D' S L A T I N A M E R I C A A World Class Specialty Insurer and Reinsurer BAML Insurance Conference 2010 Exhibit 99.1

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company's most recent Annual Report on Form 10-K ,
Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

Max Capital – Core Operations
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Dublin, United States, Lloyd's, Latin America
Diversified business profile across specialty classes of business
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Analytical and quantitative underwriting orientation
5 year average combined ratio, with cats, of 92%
Generates more stable underwriting results and ROE
Strong, liquid balance sheet with conservative reserving track record
Shareholders equity - $1.56 billion at 12/31/09
Prudent capital management – $350 million in dividends/repurchases over last 5 years
Significant expansion of underwriting platforms with minimal goodwill
Gross premiums written 2009 of $1.375 billion
High quality investment portfolio repositioned to reflect traditional underwriting base
Hedge funds are now a much smaller part of Max's invested asset base at 6%
Insurance
Reinsurance
43%
57%
Short-Tail
Long-Tail 51% 49%
2009 P&C GPW

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years
in the business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America
Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success

Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance

Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
International casualty
treaty reinsurance
General liability
Marine
Property
Miscellaneous
professional liability
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
Latin America
United States
Offices
Bermuda
Dublin
Bogota
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
Rio de Janeiro
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco
Global Reach Through Established Platforms

Max Has a Strong Market Position in Specialty Classes …
Working layer excess business
Focus on Fortune 1000 customers
2009 combined ratio = 75.6%
2009 GPW - $427.8 million
2009 GPW - $489.0 million
Working layer excess / quota share business
Cross class capability
2009 combined ratio = 92.1%
Bermuda / Dublin Insurance Bermuda / Dublin Reinsurance
Excess
Liability
Professional
Liability
Aviation
Property
15%
16%
42%
27%
Property
Agriculture
Med. Mal.
Workers
Comp
Prof.
Liabliity
Aviation
Whole
Account
Marine &
Energy
General
Casualty
Other
18%
17%
14%
16%
15%
7%
2%
4%
6%
1%

… With an Attractive Position in the U.S. Market and Lloyd's
Launched in 2007
Nationwide niche E&S underwriter
Growing into expense base – target combined
ratio of 85% to 90%
2009 combined ratio = 99.5%
2009 GPW - $285.5 million
2009 GPW - $129.0 million
U.S. Specialty Max at Lloyd's
Acquired in November 2008
Direct and reinsurance
2009 combined ratio = 86.3%
Accident &
Health
Fin.
Institutions
Prof. Liability
Aviation
Property
Treaty
47%
2%
15%
18%
18%
Prof. Liability
Property
General
Casualty
Marine
21%
31%
48%
<1%

140%
33%
50%
56%
48%
65%
252%
60%
73%
92%
74%
110%
0%
25%
50%
75%
100%
125%
150%
300%
2005 2006 2007 2008 Q3'09 Average
96%
77%
75%
84%
76%
82%
124%
96%
96%
101%
97%
103%
0%
25%
50%
75%
100%
125%
150%
300%
Average 2005 2006 2007 2008 Q3'09
Median
201% 55% 61% 89% 69% 95%
____________________
Source:  Company filings.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, ORH, AWH, ENH, AHL, PTP, AGII and MXGL. Property focused reinsurers include RNR, VR, MRH, FSR and IPCR for historical years.
Max has performed well within its diversified peer group with less volatility than property focused reinsurers
Diversified Platforms Generate More Consistent Margins
Diversified Reinsurers Property Focused Reinsurers
Median
115% 85% 84% 95% 87% 93%
Max 106% 86% 88% 92% 91% 93%

Ike/Gustav Ultimate Net Losses as a % of 6/30/08 Common Equity ($ in millions)
PMLs
(1)
(3)
(2)
Losses
$256 $140 $276 $140 $165 $287 $384 $305 $135 $111 $148 $155 $113 $257 $50
(4)
____________________
Source: Company filings, as of 12/31/08.  Losses are generally disclosed net of reinstatement premiums.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(3) Equity includes preferred, which subsequently converted to common.  Reflects net positive development experienced on reserves related to Ike of $5.9 million.
(3) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
$170 $171
Revised Estimate Initial Estimate
(2)
Max is less exposed to swings in the cat market than peers
8.0%
6.6%
10.1%
8.3%
5.3%
3.7%
7.8%
5.2%
6.4%
6.70%
6.7%
6.0%
5.2%
4.2%
3.0%
3.8%
3.4%
4.4%
4.3%
0.0%
0.6%
3.0%
4.3%
0.3%
2.6%
0.7%
2.2%
(0.3%)
0.3%
0.8%
0.8%
1.8%
0.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
VR FSR RNR MRH PTP ACGL AXS PRE AHL IPCR HP ENH ORH TRH AWH RE MXGL
12.4%
11.0%
10.1%
8.9%
8.4%
8.1% 8.1%
7.8%
7.0%
6.7%
6.4%
6.3%
6.0%
5.0%
4.8%
4.6%
3.4%
(% of capital)
1:100 yr 1:250 yr
Target 8%-12% 15% - 20%
1/1/10 E 10% 18%

($2.54)
$3.62
2008 2009
$1,012.1
$1,331.2
2008 2009
Strong 2009 Results
Reflects continued build-out of our global platform
Max Specialty - $285.5 million GPW
Reflects first year of Max at Lloyd's –
$129.0 million GPW
Combined ratio reflects higher casualty mix
Market conditions vary by line
Short-tail lines remain attractive
Casualty rates are mixed
Strong 2009 results despite high cash balances
Once invested, ROE should increase by 1% to 2%
ROE points
Return on invested portfolio is ~ 6.7%
Hedge funds reduced to 6.0% of invested assets
as of 12/31/09
Down from 14.1% at 12/31/08
Diluted book value per share increased 21.8% in 2009
to $27.36
P&C GPW
(32% increase)
Operating
Diluted EPS
Operating ROE
(10.0%)
14.7%
Combined ratio
91.9%
88.1%
____________________
(1) Excludes $0.55 per share in merger and acquisition expenses.
Profitable Growth in Gross Premiums Written…
…With Strong Operating EPS

$1,331.2
$1,123.4
2008 2009
($ in millions)
Over the last 3 years 83% of
growth is in short-tail lines
True growth of business is
18.5% vs. 31.5% reported
Lloyd's business experienced
7.3% growth over its expiring
book
Total growth is being driven by
property lines in Lloyd's and
U.S. Specialty
Long tail lines reflect growth in
professional liability
Reported GPW
31.5% increase
Source of 2009 GPW Growth
Long Tail Short Tail
(1)
____________________
(1) Adjusted to include the full year 2008 impact of Max at Lloyd's as if the acquisition occurred on 1/1/08.
Adjusted GPW
(1)
18.5% increase
44% 56%
$1,012.1
$1,331.2
2008 2009
Max's Premium Growth Has Been Intentional and Strategic

2009 GPW - $129.0 million 2009 GPW - $285.5 million
Long Tail Short Tail
This represents real growth of 7.3% over
the expiring book of business, all driven
by short tail lines
Short tail increased 16.3% while long
tail decreased by 6.8%
Increase over 2008 is driven by property
and marine, which represented 69% of
the change in premiums
New Businesses for Max are Short Tail Focused
Max at Lloyd's U.S. Specialty
Aviation
Professional
Liability (non-
U.S.)
Financial
Institutions
(non-U.S.)
Accident &
Health
Property
47%
18%
18%
15%
2%
Marine
General
Casualty
Prof. Liability
Property
48%
<1%
31%
21%

Max Specialty – Leading E&S Writer
Max Specialty contributes to Max Capital’s diversified niche orientation by adding profitable business in both property and casualty throughout the market cycle
Nationwide excess and surplus lines writer of property, casualty and marine
Three distinct divisions: Brokerage, Marine and Contract Binding
Six strategically placed offices in the US
Significant product diversification, strong distribution relationships and technical expertise
Licensed in 49 states on a non-admitted basis and 50 on an admitted basis
From start-up to profits in three years
$285.5 million of GWP in 2009 with a 99.5% combined ratio
70% short-tail, 30% long-tail
Profitability improving as the business matures into its expense base
Continue to utilize third party reinsurance to minimize exposure in early years
Have grown carefully in soft conditions, well positioned for a harder market
Will remain selective and continue to book conservatively
Strong distribution relationships generate good flow to be selective
Market conditions increasingly competitive
Core property business remains highly profitable
Cautiously building our casualty platforms
Market dislocations provide the opportunity to add new teams and products

Lloyd's -- -- -- -- -- NM
U.S. Specialty -- -- -- -- 274.7% 46.5%
Reinsurance (6.1%) (30.7%) 11.6% 27.1% 27.4% 2.6%
Insurance -- -- 141.7% 13.4% 13.5% 25.7%
Total (5.0%) (12.8%) 39.6% 38.1% 52.7% 38.2%
Lloyd's -- -- -- -- --           NM
U.S. Specialty -- -- -- -- 386.2% 47.8%
Reinsurance 21.8% 72.2% (8.3%) (28.7%) 6.1% 34.2%
Insurance 50.7% 30.5% (2.3%) (7.9%) (2.2%) 3.9%
Total 38.1% 46.6% (5.0%) (14.7%) 12.4% 26.1%
____________________
(1) Excludes non-traditional, which is composed of structured contracts that Max stopped writing in 2003.
Short tail lines contributed to 83% of total
growth over the last 3 years
Strong Cycle Management Discipline
Long Tail (GPW) Short Tail (GPW)
($ in millions)
Non-Traditional
(1)
Year over year growth: Year over year growth:
(1)
$2.2
$34.3
$82.9
$94.0
$106.7
$134.1
$192.3
$180.5
$125.1
$139.6
$177.4
$226.0
$231.9
$35.9
$134.5
$197.1
$1.9
$85.3
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
2003 2004 2005 2006 2007 2008 2009
$192.3
$182.7
$159.4
$222.5
$307.3
$469.1
$648.4
$163.2
$245.9
$321.0
$313.7
$289.0
$282.6
$293.7
$126.4
$154.0
$265.2
$243.2
$173.5
$184.1
$247.1
$12.3
$59.8
$88.4
$7.0
$43.7
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
$900.0
2003 2004 2005 2006 2007 2008 2009
$289.6
$399.9
$586.2
$556.9
$474.8
$533.6
$672.8

Calendar Year Accident Year
____________________
Note: Five year average is the mean combined ratio of each of the five years from 2004 to 2008.
(1) Since 2006.
Peer Comparison – 5 Year Average Combined Ratios
86%
91%
92%
93%
93%
93% 94%
101%
101%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%
AXS ACGL AHL ENH AWH MXGL PTP TRH ORH
96% 96%
97%
97%
98%
101%
101%
101%
104%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%
TRH ACGL ORH AXS MXGL PTP ENH AHL AWH

($ in millions)
Total favorable
(adverse)
development
$0.0 $20.9 $8.8 $22.6 $41.3
Calendar Year Accident Year
64.3%
78.1%
77.1%
62.8%
101.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2005 2006 2007 2008 2009
Bermuda/Dublin Insurance Loss Ratios
Note: Favorable (adverse) development excludes changes in reserves resulting from changes in premium estimates in prior years’ contracts.
84.3%
90.6%
81.5%
73.3%
101.5%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2005 2006 2007 2008 2009

($ in millions)
Total favorable
(adverse)
development
($10.1) ($15.0) $36.3 $68.1 $32.0
Calendar Year Accident Year
65.6%
64.0%
55.4%
70.0%
91.1%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2005 2006 2007 2008 2009
Bermuda/Dublin Reinsurance Loss Ratios
73.9%
83.9%
67.0%
66.5%
82.3%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
2005 2006 2007 2008 2009
Note: Favorable (adverse) development excludes changes in reserves resulting from changes in premium estimates in prior years’ contracts.

Total
favorable
(adverse)
development
($1.1) $6.1
($ in millions)
U.S. Specialty and Lloyd's Loss Ratios
U.S. Specialty 2009 Max at Lloyd's 2009
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
Calendar Year Accident Year
46.2%
52.7%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
Calendar Year Accident Year
61.5%
60.4%

Max Investment Portfolio Philosophy
Max maintains a high quality, liquid portfolio
94% of portfolio in fixed income/cash, which are comprised of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments – current posture is defensive
Cash balance of $702 million or 13.4% of portfolio
Larger than normal cash position provides incremental
investment income as cash is redeployed
Current average fixed income duration of approximately
5.4 years excluding the impact of cash
68% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities, or AAA securities
73% of fixed income portfolio rated AA or better
No CDO's, CLO's, SIV's or other highly structured securities
Hedge fund investments are marked-to-market
Fixed income portfolio has outperformed peer group in both returns and quality with meaningfully lower OTTI losses than peers
As of December 31, 2009
$5.3 billion
Hedge funds
Cash
Fixed income
80.6%
13.4%
6.0%

Max is Well Positioned To Navigate The Softer Cycle
Max Bermuda and Dublin (Insurance/Reinsurance)
Rates remain favorable in short-tail property cat
Long-tail professional lines still attractive
Max at Lloyd's
Provides access to global specialty business, high credit ratings, worldwide licenses
Experienced team underwriting a seasoned book of business
Building out the platform recruiting new teams with recent additions
International casualty reinsurance
Marine and personal accident insurance
Max Specialty
Strong distribution relationships continue to generate a high flow of business
Profitability improving as the business matures into its expense base
Max Latin America
Emerging market with significant growth potential
Bringing on a seasoned underwriting team with strong market relationships and profitable track record
Anticipate GPW of $50 million in 2010
2009 GPW
Max
Specialty
Max
at Lloyd's
Bermuda /
Dublin
Insurance /
Reinsurance
67%
9%
21%
3%
Life Reinsurance

Well established operating platforms provide full access to business
Diversified portfolio of business across casualty and property lines
Specialty orientation with a balance of insurance vs. reinsurance
Opportunistic approach – nimble and responsive to market trends
Defensive, high quality investment portfolio
Invested asset leverage will drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Max Offers a Compelling Story
We believe we can generate an average ROE of 13% to 16% across the cycle
Attractive entry point – current price / book value of 0.89x
____________________
Note: Price / book multiple as of 2/19/10.

Appendix

($ in millions)
December 31, December 31,
2009 2008
Cash & Fixed Maturities $4,944 $4,603
Other Investments 315                            754
Premium Receivables 567                            555
Losses Recoverable 1,001                         847
Other Assets 513                            493
     Total Assets $7,340 $7,252
Property & Casualty Losses $3,178 $2,938
Life & Annuity Benefits 1,373                         1,367
Deposit Liabilities 153                            219
Funds Withheld 140                            164
Unearned Premium 628                            574
Bank Loan -                                 375
Senior Notes 90                              91
Other Liabilities 213                            244
     Total Liabilites $5,775 $5,972
Shareholders' Equity 1,565                         1,280
$7,340 $7,252
Strong Balance Sheet

($ in millions)
December 31, December 31,
2009 2008
Gross Premiums Written $1,375 $1,254
Net Premiums Earned 834                  814
Net Investment Income 170                  182
Net Realized and Unrealized Gains (Losses) on Investments 82                     (235)
Other Than Temporary Impairment Charges (3)                      (17)
Realized Gain on Retirement of Senior Notes 0                        2
Other Income 3                        1
Total Revenues 1,086               747
Total Losses, Expenses & Taxes 830                  921
Net Income $256 ($174)
Net Operating Income $209 ($144)
Property & Casualty Underwriting
Loss Ratio 62% 69%
Expense Ratio 26% 23%
Combined Ratio 88% 92%
Yearly Results Comparison

Life &
Property & Casualty Annuity Corporate
Bermuda / Dublin Max at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $427.8 $489.0 $285.5 $129.0 $1,331.2 $43.8 $0.0
Reinsurance premiums ceded (212.1) (80.0) (155.1) (32.9) (480.1) (0.4) 0.0
Net premiums written $215.7 $409.0 $130.4 $96.1 $851.2 $43.3 $0.0
Earned premiums 417.1 476.4 256.7 125.0 1,275.2 43.8 0.0
Earned premiums ceded (211.1) (88.6) (154.6) (29.9) (484.2) (0.4) 0.0
Net premiums earned $206.0 $387.9 $102.1 $95.1 $791.0 $43.3 $0.0
Net investment income $22.9 $40.2 $6.0 $4.4 $73.5 $51.0 $45.3
Net realized and unrealized gains (losses) on investments 4.4 10.5 0.2 2.6 17.8 37.3 26.6
Net impairment losses recognized in earnings 0.0 0.0 0.0 0.0 0.0 0.0 (3.1)
Net realized gain on retirement of senior notes 0.0 0.0 0.0 0.0 0.0 0.0 0.1
Other income 1.2 0.0 0.3 0.7 2.2 (0.1) 0.8
Total revenues $234.5 $438.6 $108.6 $102.7 $884.5 $131.6 $69.7
Net losses and loss expenses $132.4 $254.5 $62.8 $44.0 $493.6 $0.0 $0.0
Claims and policy benefits 0.0 0.0 0.0 0.0 0.0 101.1 0.0
Acquisition costs (1.2) 71.1 7.5 18.1 95.5 1.4 0.0
Interest expense 0.8 6.6 0.0 0.0 7.4 3.3 10.6
Net foreign exchange losses 0.0 0.0 0.0 (5.1) (5.1) 0.0 (0.7)
Merger and acquisition expenses 0.0 0.0 0.0 0.0 0.0 0.0 (31.6)
General and administrative expenses 24.6 31.8 31.2 20.0 107.6 2.8 43.6
Total losses and expenses 156.5 363.9 101.5 77.0 699.0 108.6 22.0
Income before taxes $78.0 $74.7 $7.1 $25.7 $185.5 $23.0 $47.8
Loss ratio 64.3% 65.6% 61.5% 46.2% 62.4%
Acquisition cost ratio -0.6% 18.3% 7.3% 19.1% 12.1%
General and administrative expense ratio 11.9% 8.2% 30.7% 21.0% 13.6%
Combined ratio
75.6% 92.1% 99.5% 86.3% 88.1%
Year ended December 31, 2009
($ in millions)
____________________
(1) Property and Casualty only.
Diversified Operating Platform
(1)

14.7%
(10.0%)
20.7%
17.3%
1.0%
15.8%
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
2004 2005 2006 2007 2008 2009
88%
92%
88%
86%
106%
94%
0%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007 2008 2009
$3.62
($2.54)
$4.81
$3.52
$0.19
$2.70
($4.00)
($2.00)
$0.00
$2.00
$4.00
$6.00
2004 2005 2006 2007 2008 2009
Gross Premiums Written ($ in millions)
P&C Combined Ratio
Operating Diluted EPS
(1)(2)
Operating ROE
(2)
____________________
(1) Excludes merger and acquisition related revenue and expenses.
(2) 2008 underwriting results were strong with a 92% Combined Ratio. Negative Operating Diluted EPS and Operating ROE resulted from significant investment volatility in a year with a higher allocation to hedge funds.
Profitable Underwriting Trends
$44
$242
$302
$45
$275
$212
$0
$300
$600
$900
$1,200
$1,500
Life P&C
$1,044
$1,246
$865
$1,078
$1,254
$1,375
2004 2005 2006 2007 2008 2009

$1,565
$1,280
$1,584
$1,390
$1,186
$903
$28.01
$22.94
$27.54
$23.06
$20.16
$19.70
$0
$300
$600
$900
$1,200
$1,500
$1,800
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
$30.00
Shareholders' Equity Book Value per Share
2004 2005 2006 2007 2008 2009
$0.38
$0.36
$0.32
$0.24
$0.18
$0.12
$0.00
$0.10
$0.20
$0.30
$0.40
2004 2005 2006 2007 2008 2009
Investment
Leverage
Shareholders' Equity Book Value per Share
Invested Assets ($ in millions)
Shareholders Equity and BVPS ($ in millions)
Operating Cash Flow ($ in millions)
Dividends
A Growing, Global Insurance / Reinsurance Company
$5,259
$3,515
$4,228
$4,536
$5,123
$5,357
3.4x
3.9x 3.6x
3.3x
3.2x
4.2x
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
Invested Assets Leverage
2004 2005 2006 2007 2008 2009
$193
$482
$228
$405
$442
$799
$0
$200
$400
$600
$800
$1,000
2004 2005 2006 2007 2008 2009

(As of September 30, 2009)
($ in millions)
____________________
Source: Company filings.
(1) Includes short term investments.
(2) OTTI not applicable.  All realized and unrealized gains run through the income statement.
Investment Portfolio is Currently In-Line With its Peers
2008 and
% of Total Cash & Investments Equity / Other YTD Q3 '09
Cash & Cash Fixed Income Equity / Other Total Cash & Investment YTD Q3 '09 as a % of OTTI as %
Equivalents
(1)
Securities Securities Investments Leverage Investment Yield Equity of Equity
PartnerRe
(2)
6.3% 86.2% 7.5% $13,058.1 2.4x 4.5% 18.1% NA
Everest Re 10.6% 84.0% 5.4% 15,113.0 2.5x 3.7% 13.4% 3.1%
Arch Capital 8.8% 84.2% 7.1% 12,461.0 2.8x 5.1% 19.8% 7.3%
AXIS 12.8% 81.5% 5.7% 11,884.1 2.2x 4.1% 12.6% 7.7%
Validus
(2)
17.3% 80.4% 2.3% 5,707.5 1.4x 2.5% 3.3% NA
RenaissanceRe 18.5% 67.8% 13.7% 6,640.8 1.8x 5.4% 24.4% 7.7%
Transatlantic 7.3% 86.3% 6.4% 12,130.1 3.0x 4.1% 19.2% 10.0%
Allied World 4.6% 93.3% 2.1% 7,554.2 2.5x 4.2% 5.3% 9.1%
Aspen 20.9% 78.7% 0.4% 6,590.6 2.1x 4.1% 0.8% 2.5%
Endurance 21.5% 72.8% 5.7% 6,172.5 2.3x 5.2% 13.0% 4.9%
Platinum Re 10.4% 89.5% 0.1% 4,413.8 2.0x 4.0% 0.2% 2.8%
Montpelier Re
(2)
9.2% 81.9% 8.9% 2,720.3 1.6x 3.1% 14.0% NA
FlagstoneRe
(2)
29.2% 68.1% 2.7% 1,838.1 1.6x 1.5% 4.4% NA
Argo Group 14.4% 77.5% 8.1% 4,334.2 2.8x 3.6% 22.3% 5.6%
Mean 13.7% 80.9% 5.4% 2.2x 3.9% 12.2% 6.1%
Max Capital 19.5% 73.3% 7.2% $5,418.3 3.5x 4.6% 25.2% 1.4%